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             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)
                       April 19, 1995


               THE CHASE MANHATTAN CORPORATION

   (Exact name of registrant as specified in its charter)

     Delaware             1-5945               13-2633613

    (State or other      (Commission File     (IRS Employer
   jurisdiction of         Number)          Identification No.)
   incorporation)


             1 Chase Manhattan Plaza,      10081
              New York, New York         (Zip Code)
          (Address of principal executive offices)


                       (212) 552-2222

    (Registrant's telephone number, including area code)

                       Not Applicable

 (Former name or former address, if changed since last report)

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Item 5.   Other Events

     On April 19, 1995, The Chase Manhattan Corporation (the "Company") entered into an underwriting agreement covering the issue and sale of $150,000,000 aggregate principal amount of 8% Subordinated Notes Due 2002. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement (Registration Statement No. 33-55295).

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits

     (c)  Exhibits

  1.1 Underwriting Agreement, dated April 19, 1995,among the Company and Chase Securities, Inc., Bear, Stearns & Co. Inc., CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc..

  4.34    Form of global 8% Subordinated Note Due 2002.

  4.35    Form of definitive 8% Subordinated Note Due
          2002.

  12.1    Computation of Ratios of Earnings to Fixed Charges
          (consolidated).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    THE CHASE MANHATTAN CORPORATION
                          (Registrant)

                    By:  /s/ Deborah L. Duncan
                       ------------------------------
                          Deborah L. Duncan
                          Executive Vice President
                          and Treasurer

April 19, 1995
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                  EXHIBIT INDEX

Exhibit Document

  1.1 Underwriting Agreement, dated April 19, 1995, among the Company and Chase Securities, Inc.,
      Bear, Stearns & Co. Inc., CS First Boston
      Corporation, Merrill Lynch, Pierce, Fenner &
      Smith Incorporated and Smith Barney Inc.

4.34  Form of global 8% Subordinated Note Due 2002.

4.35  Form of definitive 8% Subordinated Note Due
      2002.

12.1  Computation of Ratios of Earnings to Fixed Charges
      (consolidated).









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